The American Trust Allegiance Fund

Investor Class    ATAFX

Supplement dated June 20, 2023 to the Prospectus dated June 28, 2022

American Trust Investment Advisors, LLC, the Advisor to the American Trust Allegiance Fund (the “Fund”), has recommended, and the Board of Trustees of Advisors Series Trust has approved, the liquidation and termination of the Fund. This decision was made due to the Fund’s inability to obtain a level of assets necessary for it to be viable.

The liquidation is expected to occur after the close of business on July 31, 2023. Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down the Fund’s business affairs and reducing the Fund’s portfolio (to the extent practicable) to cash in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This is likely to impact Fund performance.

Effective immediately, the Fund will no longer accept purchases of new shares. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by July 31, 2023, will automatically be closed and liquidating distributions, less any required tax with holdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to July 31, 2023 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

You may be subject to federal, state, local or foreign taxes on exchanges or redemptions of or liquidating distributions made on Fund shares. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund.

Please contact the Fund at 1-800-385-7003 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus
for future reference.